Aston Funds
Fortis Money Market Fund
Class S and Class I Shares
Supplement dated November 26, 2008
to the Class S and Class I Prospectuses dated February 29, 2008
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.
The Board of Trustees of Aston Funds has determined that the termination and liquidation of Fortis Money Market Fund (the “Fund”) is in the best interest of the Fund. Effective immediately, the Fund is closed to new or additional investments. The estimated liquidation date of the Fund is on or about December 15, 2008.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
SUP For MM LIQ 1108